

FIRST GUARANTY BANCSHARES, INC.

Disclosures

This presentation has been prepared by First Guaranty Bancshares, Inc. ("First Guaranty") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of First Guaranty and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of First Guaranty.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication there has been no change in the affairs of First Guaranty after the date hereof.

This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein.

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of our performance. Management believes that these non-GAAP financial measures allows for better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations.

These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

Financial information is based off of unaudited financial statements as of March 31, 2018 unless otherwise noted.

Forward Looking Statements

These slides and the accompanying oral presentation contain forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “assume,” “plan,” “seek,” “expect,” “will,” “may,” “should,” “indicate,” “would,” “believe,” “contemplate,” “continue,” “target” and words of similar meaning. These forward-looking statements include, but are not limited to:

- statements of our goals, intentions and expectations;
- statements regarding our business plans, prospects, growth and operating strategies;
- statements regarding the asset quality of our loan and investment portfolios; and
- estimates of our risks and future costs and benefits.

These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this presentation.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

- our ability to manage our operations under the current economic conditions nationally and in our market area;
- adverse changes in the financial industry, securities, credit and national local real estate markets (including real estate values);
- risks related to a high concentration of loans secured by real estate located in our market area;
- the impact of the Premier Bancshares acquisition;
- our ability to enter new markets successfully and capitalize on growth opportunities;
- significant increases in our loan losses, including as a result of our inability to resolve classified and non-performing assets or reduce risks associated with our loans, and management’s assumptions in determining the adequacy of the allowance for loan losses;
- credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and in our allowance for loan losses and provision for loan losses;
- competition among depository and other financial institutions;
- our success in increasing our commercial real estate and commercial and industrial lending;

Forward Looking Statements (cont’d)

- our ability to attract and maintain deposits and our success in introducing new financial products;
- our ability to improve our asset quality even as we increase our commercial real estate and commercial and industrial lending;
- changes in interest rates generally, including changes in the relative differences between short-term and long-term interest rates and in deposit interest rates, that may affect our net interest margin and funding sources;
- fluctuations in the demand for loans;
- technological changes that may be more difficult or expensive than expected;
- changes in consumer spending, borrowing and savings habits;
- declines in the yield on our assets resulting from the current low interest rate environment;
- changes in laws or government regulations or policies affecting financial institutions, including the Dodd-Frank Act and the JOBS Act, which could result in, among other things, increased deposit insurance premiums and assessments, capital requirements, regulatory fees and compliance costs, particularly the new capital regulations, and the resources we have available to address such changes;
- changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission or the Public Company Accounting Oversight Board;
- changes in our compensation and benefit plans, and our ability to retain key members of our senior management team and to address staffing needs in response to product demand or to implement our strategic plans;
- loan delinquencies and changes in the underlying cash flows of our borrowers;
- the impairment of our investment securities;
- our ability to control costs and expenses, particularly those associated with operating as a publicly traded company;
- the failure or security breaches of computer systems on which we depend;
- the ability of key third-party service providers to perform their obligations to us; and
- other economic, competitive, governmental, regulatory and operational factors affecting our operations.

Because of these and a wide variety of other uncertainties, many of which are beyond our control, our actual future results may be materially different from the results indicated by these forward-looking statements.

Summary Financial Overview

Overview

- Headquartered in Hammond, LA and originally founded in Amite, LA in 1934
- Operates 27 banking facilities located in the Hammond, Baton Rouge, Lafayette, Shreveport-Bossier City, Dallas-Fort Worth-Arlington, Waco MSAs
- **3/31/2018 BV / share of $15.90, YTD EPS of $0.41 and dividend of $0.16 per share**

Financial Highlights (March 31, 2018)

Metric	Value
Total Assets	$1.73 billion
Total Gross Loans	$1.14 billion
Total Deposits	$1.55 billion
Common Equity	$140.0 million
YTD EPS	$0.41
YTD ROAA	0.84%
YTD ROACE	10.29%
Tangible Book Value	$15.15

Source: Company Filings

History

Overview

- Modern history begins in 1993 with the recapitalization of First Guaranty by a group of investors led by Marshall T. Reynolds

Dollars in millions	Snapshot (Then and Now)		
Metrics	**1993**	**Q1'18**	**CAGR**
Total Assets:	$158.8	$1,731.8	10.4%
Net Loans:	$103.5	$1,127.4	10.3%
Book Value Per Share[1]:	$3.70[2]	$42.29	10.2%
Branches	6	27	

Corporate Timeline

- **1934**: First Guaranty Bank founded in Amite, LA
- **1993**: Investor group led by Marshall T. Reynolds invests $3.6M as part of a recapitalization
- **1999**: Announces acquisition of First Southwest Bank
- **2001**: Announces acquisition of Woodlands Bancorp, Inc.
- **2007**: Announces acquisition of Homestead Bancorp, Inc. First Guaranty Bancshares, Inc. formed
- **2009**: Alton Lewis becomes CEO
- **2010**: Announces acquisition of Greensburg Bancshares, Inc.
- **2015**: IPO completed / SBLF Preferred Stock redeemed
- **2017**: Hired Chief Lending Officer, Brandon Long
- **2017**: Acquisition of Premier Bancshares, Inc.
- **2018**: 99th consecutive quarterly dividend paid on March 30, 2018

(1) Source: Company filings, excludes the impact of stock splits and stock dividends
(2) Book value per share as of March 31, 1993 post-recapitalization

Historical BV/Share Growth Excluding the Impact of Stock Splits and Stock Dividends



Historical Book Value/Share Growth
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
10.5% CAGR
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

(1) Estimated book value per share as of March 31, 1993 post-recapitalization
Note: 2017 book value per share as of December 31
Source: Company filings, excludes the impact of stock splits and stock dividends

Cash Dividends on Common Stock

(in Thousands)



Cash Dividends on Common Stock
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
5,210
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: Company filings

Insider Shareholder Base

- First Guaranty has strong insider ownership
- Over 48% of our shares are owned by insiders at both Bank and Holding Company
- 10% common stock dividend paid in December 2017
- 8,807,175 current shares outstanding


FGB
FIRST GUARANTY BANK

Branch Footprint


DFW
Dallas Love Field
Southwest
AT&T
TOYOTA
UTA
Texas A&M University Commerce
Willis-Knighton Health System
Welcome to Boomtown Casino • Hotel
Horseshoe Bossier City
IBM
EXXON
DOW
LSU
Lions
Winn Dixie
Walmart
Magnolia Waco TX
Golden Nugget Casino
L'auberge Casino Resort Lake Charles
McNeese State University
LOTTE CHEMICAL
Schlumberger
UL Lafayette
SHAWCOR

Premier Bancshares/Synergy Bank Acquisition

- First Guaranty completed the acquisition on June 16, 2017
- Expansion into strong and rapidly growing markets
- SBA Lending in both Texas and Louisiana
- Logical extension of Northwest LA market
- Loan and Deposit diversification
- Strong growth in Texas loan portfolio through 3/31/2018


FIRST GUARANTY BANK
FGB
FIRST GUARANTY BANK

Community Involvement

First Guaranty is a strong contributor to the communities we serve.

- Contributes over 2.0% of net earnings to the community
- Contributed $412,000 to our local communities in 2017
- Every employee contributes at least four hours of community service annually
- In 2017, our employees volunteered a total of 1,673 hours

FGB gives back

Source: Company filings

Loan Portfolio

Total Gross Loans ($million)


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$842
$949
$1,149
$1,137
2015
2016
2017
1Q2018

Loan Portfolio (3/31/2018)


Consumer & Other, 4.8%
C&D, 8.4%
Farmland, 2.2%
1-4 Family, 13.9%
Multifamily, 3.8%
Non-farm Non-Residential, 46.5%
Agricultural, 1.7%
C&I, 18.7%

Total Gross Loans: $1.14 billion
Yield on Loans: 5.28%

Non-farm Non-residential CRE Portfolio (3/31/2018)


Owner Occupied, 34.0%
Non-owner Occupied, 66.0%

Top CRE Lending Industries
Hotel / Motel
Retail
Industrial & Warehouse
Manufacturing
Office Buildings

Loan Interest Income


70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
42,536
45,495
54,034
60,282
2015
2016
2017
1Q2018*

*1Q2018 Annualized
Source: Company Filings

Loan Credit Quality

NPAs / Assets



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.51%
1.48%
0.84%
0.71%
2015
2016
2017
1Q2018

NCOs / Avg. Loans



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.44%
0.23%
0.54%
0.01%
2015
2016
2017
1Q2018*

Loan Loss Reserves / Gross Loans



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.12%
1.17%
0.80%
0.86%
2015
2016
2017
1Q2018

Reserves / NPAs



90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
42.74%
50.04%
62.88%
80.05%
2015
2016
2017
1Q2018

Source: Company Filings
*Annualized

2018 Net Income Highlights as of 3/31/2018

- YTD Net Income = **$3,601,000**
- Dividends Paid to Common Shareholders =**$1,409,000**
- YTD Earnings Per Common Share = **$0.41**
- Return on Average Assets: **0.84%**
- Return on Common Shareholders' Equity: **10.29%**

Source: Company filings

Deposits

Deposit Composition at 3/31/18



Noninterest-bearing 16.1%
Time 38.7%
Interest-bearing 37.9%
Savings 7.3%

Total Deposits: $1,550.2 million

Deposit Composition at 12/31/17



Noninterest-bearing 16.2%
Time 37.5%
Interest-bearing 39.5%
Savings 6.8%

Total Deposits: $1,549.3 million

- Grow non-maturity deposits
- Transition public funds deposits into loans

Source: Company filings

Investment Portfolio & Asset/Liability

- First Guaranty has been reducing the percentage of securities as a portion of total assets in recent years and concentrating on higher yielding loans
- Investment portfolio is positioned to efficiently fund loan growth

Securities as Percentage of Balance Sheet



40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
37.4%
33.3%
28.7%
29.0%
2015
2016
2017
1Q2018

Loan / Deposit Improvement



76.0%
74.0%
72.0%
70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
64.9%
71.6%
74.2%
73.4%
2015
2016
2017
1Q2018

Source: SNL Financial, Company filings

Where We're Going

- Expand on additional technological solutions to allow customers more ways to bank

- Seek additional Merger & Acquisition opportunities to expand our footprint



- Expand our Main Office facilities in anticipation of our continued growth

- Increase our market share in newly acquired Texas region and Bossier market

- Increase non-interest income with new investment in insurance brokerage

Where We're Going

- Continue to expand our lending force and our presence in the Lake Charles market with our new Loan Production Office
- Expand our SBA lending
- Expand 1-4 family residential lending to the Dallas and Bossier markets
- Credit quality continues to be First Guaranty's highest priority
- Increase wallet share within current customer base



FGB
CLEARANCE 8'-6"
24
HOUR
ATM
fgb.net

Investing in First Guaranty

- Double digit loan growth since 2011
- Earnings growth over 12% per year since 2014
- First Guaranty has a long history of TBV growth and has been a consistent dividend payer
- First Guaranty has long history of creating shareholder value



fgb.net
888.375.3093
NASDAQ: FGBI

Appendix

Historical Balance Sheets

(Dollars in thousands)	Year Ended December 31,			
	2015	2016	2017	March 31, 2018
Assets				
Cash and due from banks	36,690	17,840	37,205	31,274
Federal funds sold	582	271	823	990
Cash and cash equivalents	37,272	18,111	38,028	32,264
Interest-earning time deposits with banks	997	0	0	0
Available for sale, at fair value	376,369	397,473	381,535	384,971
Held to maturity, at cost	169,752	101,863	120,121	117,111
Investment securities	546,121	499,336	501,656	502,082
Federal Home Loan Bank stock, at cost	935	1,816	2,351	2,359
Loans, held for sale	0	0	1,308	1,837
Loans, net of unearned income	841,583	948,921	1,149,014	1,137,171
Allowance for loan losses	9,415	11,114	9,225	9,788
Net loans	832,168	937,807	1,139,789	1,127,383
Premises and equipment, net	22,019	23,519	38,020	38,082
Goodwill	1,999	1,999	3,472	3,472
Intangible assets, net	1,394	1,056	4,424	4,221
Other real estate, net	1,577	359	1,281	1,271
Accrued interest receivable	6,015	7,039	7,982	8,098
Other assets	9,256	9,904	12,119	10,707
Total Assets	**1,459,753**	**1,500,946**	**1,750,430**	**1,731,776**
Liabilities				
Noninterest-bearing demand	213,203	231,094	251,617	250,110
Interest-bearing demand	409,209	479,810	611,677	586,888
Savings	81,448	97,280	104,661	112,965
Time	592,010	517,997	581,331	600,267
Total deposits	1,295,870	1,326,181	1,549,286	1,550,230
Short-term borrowings	1,800	6,500	15,500	-
Accrued interest payable	1,707	1,931	2,488	2,849
Long-term borrowings	25,824	22,100	22,774	22,040
Junior subordinated debentures	14,597	14,630	14,664	14,673
Other liabilities	1,731	5,255	1,735	1,981
Total Liabilities	1,341,529	1,376,597	1,606,447	1,591,773
Equity				
Preferred Stock	0	0	0	0
Common Stock	8,369	8,369	8,807	8,807
Surplus	81,000	81,000	92,268	92,268
Treasury	0	0	0	0
Retained earnings	29,756	38,979	44,464	46,656
Accumulated other comprehensive income	(901)	(3,999)	(1,556)	(7,728)
Total Equity	118,224	124,349	143,983	140,003
Total Liabilities & Shareholder's Equity	**1,459,753**	**1,500,946**	**1,750,430**	**1,731,776**

Source: Company filings

Historical Income Statements

(Dollars in thousands)	Year Ended December 31,			
	2015	2016	2017	For Three Months Ended 3/31/2018
Income Statement				
Interest Income	56,079	58,532	67,546	18,303
Interest Expense	8,608	10,140	14,393	4,548
Net Interest Income	47,471	48,392	53,153	13,755
Provision for Loan Losses	3,864	3,705	3,822	605
Service charges, commissions and fees	4,515	4,247	4,575	1,218
Net gains on securities	3,300	3,799	1,397	10
Net gain (loss) on sale of loans	4	14	311	2
Other Noninterest Income	1,137	1,395	2,057	348
Total Noninterest Income	8,956	9,455	8,340	1,578
Salaries and employee benefits	15,496	16,577	20,113	5,582
Occupancy & Equipment	3,845	4,242	4,505	1,341
Other Expense	11,754	12,066	13,903	3,284
Total Noninterest Expense	31,095	32,885	38,521	10,207
Net Income before Taxes	21,468	21,257	19,150	4,521
Provision for Taxes	6,963	7,164	7,399	920
Net Income	14,505	14,093	11,751	3,601
Preferred Dividends	384	0	0	0
Net Income Avail to Common	**14,121**	**14,093**	**11,751**	**3,601**

Source: Company filings

Reconciliation of Non GAAP Financial Measures

	December 31, 2015	December 31, 2016	December 31, 2017	March 31, 2018
Tangible common equity				
Total stockholders' equity	$118,224	$124,349	$143,983	$140,003
Adjustments:				
Series C preferred stock	0	0	0	0
Goodwill	(1,999)	(1,999)	(3,472)	(3,472)
Acquisition intangibles	(1,298)	(978)	(3,249)	(3,113)
Tangible common equity	**$114,927**	**$121,372**	**$137,262**	**$133,418**
Common shares outstanding	8,369,424	8,369,424	8,807,175	8,807,175
Book value per common share	$14.13	$14.86	$16.35	$15.90
Tangible book value per common share	$13.73	$14.50	$15.59	$15.15
Tangible assets				
Total assets	$1,459,753	$1,500,946	$1,750,430	$1,731,776
Adjustments:				
Goodwill	(1,999)	(1,999)	(3,472)	(3,472)
Acquisition intangibles	(1,298)	(978)	(3,249)	(3,113)
Tangible assets	**$1,456,456**	**$1,497,969**	**$1,743,709**	**$1,725,191**
Tangible common equity to tangible assets	**7.89%**	**8.10%**	**7.87%**	**7.73%**
Total equity to total assets	**8.10%**	**8.28%**	**8.23%**	**8.08%**
Return on average tangible common equity				
Net income	$14,505	$14,093	$11,751	$14,604*
Net income available for common shareholders	14,121	14,093	11,751	14,604*
Adjustments:				
Amortization of intangible assets and goodwill impairments (tax effected)[1]	208	208	281	431*
Average tangible common equity	105,332	122,901	131,477	135,335
Average total equity	147,142	126,036	136,817	141,988
Return on average tangible common equity	**13.60%**	**11.64%**	**9.15%**	**11.11%**
Return on average equity	**9.86%**	**11.18%**	**8.59%**	**10.29%**

[1] 2014-2017 tax effected at 35%. 1Q2018 tax effected at 21%.
*Ist Qtr Annualized
Source: Company filings